SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         February 24, 1997
                         -----------------
                           Date of Report
                  (Date of Earliest Event Reported)

                       MILLER PETROLEUM, INC.
                       ----------------------
       (Exact Name of Registrant as Specified in its Charter)

   Delaware              33-2249-FW              75-2072206
   --------              ----------              ----------
(State or other      (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)


                          3651 Baker Highway
                     Huntsville, Tennessee  37756
                     ----------------------------
              (Address of Principal Executive Offices)


                  Registrant's Telephone Number
                  -----------------------------
                          (423) 663-9457

                               N/A
                               ---
 (Former Name or Former Address if changed Since Last Report)



Item 1.  Changes in Control of Registrant.
         ---------------------------------

         None; not applicable.

Item 2. Acquisition or Disposition of Assets.
        -------------------------------------

        None; not applicable.

Item 3. Bankruptcy or Receivership.
        ---------------------------

        None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

        Mantyla, McReynolds and Associates, CPA's, of Salt Lake City,
Utah, audited the financial statements of the Company for the calendar years ended December 31, 1995 and 1994 (which accompanied its Form 10-KSB Annual Report and amended Form 10-KSB Annual Report for the calendar year ended December 31, 1995, filed with the Securities and Exchange Commission on August 7, 1996 and August 8, 1996, respectively). At that time, the Company was known as "Single Chip Systems International, Inc."

          Stayner and Company, Certified Public Accountants, of Salt Lake City, Utah, was engaged on or about February 24, 1997, by the Board of Directors of the Company to audit the financial statements of the Company for the fiscal years ended April 30, 1997 and 1996. These financial statements will accompany the Company's Form 10-KSB Annual Report for the fiscal year ended April 30, 1997, which will be timely filed with the Securities and Exchange Commission.

          There were no disagreements between the Company and Mantyla, McReynolds and Associates, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

          Other than expressing substantial doubt about the ability of the Company to continue as a going concern, the report of Mantyla, McReynolds and Associates does not contain any adverse opinion or disclaimer of opinion, and is not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the Company's three most recent fiscal years, and since then, neither Mantyla, McReynolds and Associates nor Stayner and Company has advised the Company that any of the following exist or are applicable:

          (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

          (2) That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason; or

          (3) That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

          During the Company's three most recent fiscal years and since then, the Company has not consulted Stayner and Company regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever.

          The Company has provided Mantyla, McReynolds and Associates with a copy of the disclosure provided under this caption of this Report, and has advised them to provide the Company with a letter addressed to the Securities and Exchange Commission as to whether they agree or disagree with the disclosures made herein. A copy of their response is attached hereto and incorporated herein by this reference. See Item 7 of this Report.

Item 5.  Other Events.
         -------------

         None; not applicable.

Item 6.  Resignations of Registrant's Directors.
         ---------------------------------------

         None; not applicable.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a) Financial Statements of Businesses Acquired.

         None; not applicable.

(b) Pro-forma Financial Information.

         None; not applicable.

(c) Exhibits.*

Description of Exhibit                       Exhibit
                                             Number

Letter of Mantyla, McReynolds and              16
Associates, CPA's, regarding
change of accountant

Annual Report on Form 10-KSB for the           **
calendar year ended December 31, 1995


           * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

           ** Each of these documents has previously been filed with the Securities and Exchange Commission and is incorporated herein by this reference.

Item 8. Changes in Fiscal Year.
        -----------------------

        None; not applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S.
        ----------------------------------------------------

        None; not applicable.

                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MILLER PETROLEUM, INC.


Date:  2/28/97          By: /s/ Deloy Miller
      --------------       ------------------
                           Deloy Miller
                           President and Director


Date:  2/28/97          By: /s/ Lawrence LaRue
      --------------       -------------------
                           Lawrence LaRue
                           Secretary/Treasurer